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ALIGN TECHNOLOGY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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ALIGN TECHNOLOGY, INC.
2820 ORCHARD PARKWAY
SAN JOSE, CA 95134

ADDITIONAL INFORMATION REGARDING THE ALIGN TECHNOLOGY, INC.
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON WEDNESDAY, MAY 20, 2020

The following Notice is a supplement to the Notice of 2020 Annual Meeting of Stockholders and 2020 Definitive Proxy Statement (the “Proxy Statement”) of Align Technology, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) on April 6, 2020 and subsequently mailed or made available to the Company’s stockholders of record as of March 25, 2020 in connection with the Company’s 2020 Annual Meeting of Stockholders (the "Annual Meeting"). As described below, the Annual Meeting will now be held at 1:00 p.m. PDT and in a virtual-only meeting format.

In addition, on May 13, 2020, the Company issued the attached press release related to the changes in the time and location of the Annual Meeting.

This supplement is being filed with the SEC and is being made available to stockholders on or about May 13, 2020.

THIS NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

ALIGN TECHNOLOGY, INC.
2820 ORCHARD PARKWAY
SAN JOSE, CA 95134

NOTICE OF CHANGE OF THE TIME AND FORMAT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 20, 2020

May 13, 2020

Dear Stockholders:

Due to circumstances related to the COVID-19 pandemic and to prioritize the health and well-being of our stockholders, employees, officers, directors and their families, NOTICE IS HEREBY GIVEN that the time and location of the Annual Meeting of Align Technology, Inc. (the "Company") has been changed. The Annual Meeting will now be held at 1:00 p.m. PDT on Wednesday, May 20, 2020 in a virtual-only meeting format, via live audio webcast. Stockholders will not be able to attend the Annual Meeting in person this year. Previously, the Company had announced that the Annual Meeting would be held on at 10:00 a.m. PDT and in-person at the Company's corporate headquarters.

The items of business are the same as set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement dated April 6, 2020 previously made available to stockholders entitled to vote at the Annual Meeting, as follows:

1. To elect the eleven (11) directors named in the Proxy Statement
2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accountants for the fiscal year ending December 31, 2020
3. To conduct an advisory (non-binding) vote on executive compensation
4. To consider such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof

Registering to Attend the Virtual Meeting

As described in the proxy materials, only stockholders as of the close of business on March 25, 2020 (the “Record Date”), are entitled to notice of, and to vote at, the Annual Meeting. To be admitted to the virtual-only Annual Meeting, stockholders as of the Record Date must use the following link: http://www.viewproxy.com/aligntech/2020/.

•Registered Stockholders: Stockholders who hold shares in their own name or have received a Notice of Internet Availability or Proxy Card will be required to click “Registration for Registered Holders” and enter their name, phone number, Virtual Control Number (found on your Notice of Internet Availability or Proxy Card) and email address.
•“Street name” or Beneficial Stockholders: Stockholders who hold shares through a bank, broker, or other similar agent, will be required to click “Registration for Beneficial Holders” and enter their name, phone number and email, and click submit. Thereafter, please email a copy of your legal proxy or proof of ownership (see proof of ownership below) that you have obtained from your bank or broker to VirtualMeeting@viewproxy.com.

Please note: Beneficial Stockholders must submit a copy of their legal proxy from their bank or broker if they wish to vote their shares during the Virtual Annual Meeting. Beneficial stockholders that wish to attend the virtual meeting but not vote their shares must still register for the meeting.

By logging into the webcast, stockholders as of the Record Date will be able to vote shares electronically on all proposals to be considered at the Annual Meeting. If a stockholder as of the Record Date has any question pertaining to the business of the Annual Meeting, it must be submitted in accordance with the procedures described below.

All stockholders—whether attending the virtual-only Annual Meeting or not—are encouraged to vote and submit their proxies in advance of the Annual Meeting by one of the methods described in the proxy materials. Please note that the proxy card and the voting instruction form included with the proxy materials previously distributed, will not be updated to reflect the change in time and format of the Annual Meeting and may continue to be used to vote shares in connection with the Annual Meeting. Stockholders who have sent in proxies, or submitted their proxies via telephone or internet, do not need to take any further action.

Please refer to “2020 Annual Meeting FAQ's” section below for further information.

BY ORDER OF THE BOARD OF DIRECTORS,

Julie Coletti
Senior Vice President, Chief Legal and Regulatory Officer

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting.
The proxy statement and the 2019 Form 10-K are available at
http://www.viewproxy.com/aligntech/2020/

Additional Information About Virtual-Only Annual Meeting

Questions

Our virtual-only Annual Meeting will be conducted on the Internet via live audio webcast. If you have a question pertaining to the business of the Annual Meeting, you may do so at the meeting according to instructions to be provided during the meeting.. Each stockholder will be limited to no more than one question.

Questions pertinent to the business of the Annual Meeting will be read aloud and answered, subject to time constraints, after the end of the business portion of the Annual Meeting.

Rules of Procedure

The rules and procedures applicable to the meeting will be available during the meeting at
http://www.viewproxy.com/aligntech/2020/.

Stockholder List

During the Annual Meeting, the list of our stockholders of record entitled to vote at the Annual Meeting will be available for viewing by stockholders as of the Record Date upon request, for any purpose germane to the Annual Meeting.

Technical Difficulties

Technical support will be available on the virtual meeting platform at 12:45 p.m. PDT, on May 20, 2020 through the conclusion of the Annual Meeting.

Align Technology, Inc. Announces that Its 2020 Annual Meeting of Stockholders Will be Held at 1 p.m. Pacific Daylight Time on May 20, 2020 in a Virtual-Only Format

SAN JOSE, Calif., – May 13, 2020 -- Align Technology, Inc. (NASDAQ: ALGN) today announced that due to circumstances related to the COVID-19 pandemic and to prioritize the health and well-being of our stockholders, employees, officers, directors and their families, the time and location of the Company’s 2020 Annual Meeting of Stockholders (including any adjournments or postponements, the “Annual Meeting”) has been changed to 1:00 p.m. Pacific Daylight Time and the location has been changed to a virtual-only format.

Previously, the Company announced that the Annual Meeting will be held on Wednesday, May 20, 2020. However, instead of taking place at 10:00 a.m. PDT at the Company's corporate headquarters located at 2820 Orchard Parkway, San Jose, CA 95134, the Annual Meeting will now be held on Wednesday, May 20, 2020 at 1:00 p.m. PDT. Moreover, stockholders will not be able to attend the Annual Meeting in person, but instead will only be able to attend virtually.

As described in the proxy materials for the Annual Meeting that were previously distributed, stockholders are entitled to participate in the Annual Meeting if they were a stockholder of the Company as of the close of business on March 25, 2020, the record date, or hold a legal proxy for the Annual Meeting provided by the stockholder’s bank, broker or nominee.

To be admitted to the Annual Meeting, stockholders will need to register at http://www.viewproxy.com/aligntech/2020/ and enter certain information, including their name, phone number and email address. Stockholders may vote during the Annual Meeting by following the instructions available on the meeting website.

Whether or not they plan to virtually attend the Annual Meeting, stockholders are urged to vote and submit their proxy in advance of the meeting by one of the methods described in the Annual Meeting proxy materials. The proxy card previously distributed will not be updated to reflect the change in time and format but should continue to be used by stockholders to vote shares in connection with the Annual Meeting.

A notice regarding this change to a virtual meeting format is being filed as additional proxy materials with the Securities and Exchange Commission together with this press release.

About Align Technology, Inc.
Align Technology designs and manufactures the Invisalign® system, the most advanced clear aligner system in the world, iTero® intraoral scanners and services, and CAD/CAM software. Align has helped treat over 8 million patients with the Invisalign system and is driving the evolution in digital dentistry with the iTero intraoral scanner and exocad CAD/CAM software − modernizing today’s practices by enabling enhanced digital orthodontic and restorative workflows to improve patient outcomes and practice efficiencies. Visit www.aligntech.com for more information.

For additional information about the Invisalign system or to find an Invisalign doctor in your area, please visit www.invisalign.com. For additional information about the iTero digital scanning system, please visit www.itero.com. For additional information about exocad dental CAD/CAM offerings and a list of exocad reseller partners, please visit www.exocad.com.